SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                  MAY 23, 2001



                       SAFEGUARD HEALTH ENTERPRISES, INC.
            --------------------------------------------------------
             (Exact Name of registrant as specified in its charter)



           DELAWARE                  0-12050                  52-1528581
  ----------------------------      ----------               -------------
  (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)



                95 ENTERPRISE, ALISO VIEJO, CALIFORNIA 92656-2605
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code:  949.425.4110
                                                             ------------


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ITEM  5.  OTHER  EVENTS

On  May  23,  2001,  the  Annual Meeting of the Stockholders of SafeGuard Health
Enterprises, Inc. (the "Company"), was adjourned to be reconvened at the executive offices of the Company located at 95 Enterprise, Aliso Viejo, California 92656-2605 on Wednesday, June 20, 2001, at 4:00 pm, Pacific Daylight Time.

The Annual Meeting of Stockholders was adjourned because the Company learned that a number of beneficial owners of Common Stock of the Company did not receive the notice and proxy statement for the Annual Meeting of Stockholders in a timely manner. As a result, even though a quorum of the stockholders was present at the Annual Meeting, the Company considered it appropriate to adjourn the Annual Meeting of Stockholders to a later date so that all stockholders of the Company are provided an adequate opportunity to vote their shares of stock of the Company. The record date for, and purposes of the Annual Meeting have not changed.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (c)     Exhibits.

Exhibit No.        Description
-----------        ------------
4.1                Notice  of Adjournment and Reconvening of Annual Meeting of
                   Stockholders of  the  Company

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May  23,  2001                    SAFEGUARD  HEALTH  ENTERPRISES,  INC.
                                          (Registrant)



                                          By: /s/Dennis  L.  Gates
                                             -----------------------------------
                                             DENNIS L. GATES
                                             Senior Vice President and Secretary



                                          By: /s/  Ronald  I.  Brendzel
                                             -----------------------------------
                                             RONALD I. BRENDZEL
                                             Senior Vice President and Secretary


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